                                                                    Exhibit 10.1

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of August 19, 1996, by and between Lightbridge, Inc. ("Borrower") whose address is 281 Winter Street, Waltham, MA 02154 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
     ------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Credit Agreement, dated June 18, 1996, as may be amended from time to time (the "Credit Agreement"). The Credit Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), as evidenced by an Amended and Restated Promissory Note, dated June 18, 1996 (the "Working Capital Line of Credit Note"), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00), as evidenced by a Promissory Note, dated June 18, 1996 (the "Equipment Line of Credit Note"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a
     -------------------------
Security Agreement dated April 1, 1992, as amended, and a Collateral Assignment of Trademarks dated October 5, 1994.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.
--   ------------------------------

     A.   Modification(s) to Credit Agreement.
          -----------------------------------

          1. Section 6.8 entitled "Quick Ratio" is hereby amended in its entirety, to read as follows:

               Borrower shall maintain, as of the last day of each calendar month, beginning as of the month ended June 30, 1996, a ratio of Quick Assets to Current Liabilities of at least 1.00 to 1.00.

          2. Section 6.10 entitled "Debt-Net Worth Ratio" is hereby amended in its entirety, to read as follows:

               Borrower shall maintain, as of the last day of each calendar month, beginning as of the month ended June 30, 1996, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.50 to 1.00.

               For calculation purposes, deferred revenue shall be excluded from the Quick Ratio and Debt-Net Worth Ratio covenants.

          3. Section 6.9 entitled "Tangible Worth Ratio" is hereby amended in its entirety, to read as follows:

               Borrower shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth of not less than eighty percent (80%) of capital raised following Borrower's successful completion of an initial public offering.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     ------------------
wherever necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER.  Borrower agrees that, as of this date, it has no
     -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
     -------------------
existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7    JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
     ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8.   COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
     ----------------
only when it shall have been executed by Borrower and Bank (provided. however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                           BANK:

LIGHTBRIDGE, INC.                   SILICON VALLEY BANK, doing business as
                                    SILICON VALLEY EAST


By:    /s/ Kevin Collins            By:    /s/ Pamela J. Lowe
       ----------------------              -------------------------

Name:  Kevin Collins                Name:  Pamela Lowe
       ----------------------              -------------------------

Title: Controller                   Title: Vice President
       ----------------------              -------------------------

                                    SILICON VALLEY BANK


                                    By:    /s/ Christine Ware
                                           -------------------------

                                    Name:  Christine Ware
                                           -------------------------

                                    Title: Vice President
                                           -----------------------
                                    (Signed at Santa Clara County, CA)

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of December 12, 1996, by and between Lightbridge, Inc. ("Borrower") whose address is 281 Winter Street, Waltham, MA 02154 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
     -------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Credit Agreement, dated June 18, 1996, as may be amended from time to time (the "Credit Agreement"). The Credit Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), as evidenced by an Amended and Restated Promissory Note, dated June 18, 1996 (the "Working Capital Line of Credit Note"), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00), as evidenced by a Promissory Note, dated June 18, 1996 (the "Equipment Line of Credit Note"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL:  Repayment of the Indebtedness is secured by a
     ---------------------------
Security Agreement dated April 1, 1992, as amended, and a Collateral Assignment of Trademarks dated October 5, 1994.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

     A.   Modification(s) to Working Capital Line of Credit Note.
          ------------------------------------------------------

          1. The interest rate to be applied to the unpaid principal balance of the Working Capital Line of Credit Note is hereby decreased, effective as of this date, to a rate per annum equal to the Prime Rate (as defined herein).

     B.   Modification(s) to Equipment Line of Credit Note.
          ------------------------------------------------

          1. The interest rate to be applied to the unpaid principal balance of the Equipment Line of Credit Note is hereby decreased, effective as of this date, to a rate per annum equal to one-quarter of one percentage point (0.250%) above the Prime Rate (as defined herein).

     C.   Modification(s) to Credit Agreement.
          -----------------------------------

          1. The financial covenants set forth in Section 6.8 entitled "Quick Ratio", Section 6.10 entitled "Debt-Net Worth Ratio" and Section
               6.11 entitled "Liquidity" shall now be maintained by Borrower on a quarterly basis (rather than monthly), beginning with the quarter ended September 30, 1996.

          2. Section 2.4(a) entitled "Interest Rate" is hereby amended in its entirety, to read as follows:

               Except as set forth in Section 2.4(b), (i) each Advance shall bear interest, on the average Daily Balance, at a rate equal to the Prime Rate, and (ii) each Equipment Advance shall bear interest, on the average Daily Balance, at a rate equal to one-quarter of one percentage point (0.250%) above the Prime Rate.

          3. Section 6.3 entitled "Financial Statements, Reports, Certificates" is hereby amended in part, as follows:

               Borrower shall deliver to Bank: (a) as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, beginning with the fiscal quarter ended September 30, 1996, a company-prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, certified by an officer of Borrower reasonably acceptable to Bank.

               Within forty-five (45) days after the last day of each fiscal quarter, beginning with the fiscal quarter ended September 30, 1996, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     ------------------
wherever necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER.  Borrower agrees that, as of this date, it has no
     -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
     -------------------
existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7    JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
     ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8.   COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
     ----------------
only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                           BANK:

LIGHTBRIDGE, INC.                   SILICON VALLEY BANK, doing business as
                                    SILICON VALLEY EAST


By:    /s/ Kevin Collins            By:    /s/ Pamela J. Lowe
       ----------------------              -------------------------

Name:  Kevin Collins                Name:  Pamela Lowe
       ----------------------              -------------------------

Title: Controller                   Title: Vice President
       ----------------------              -------------------------

                                    SILICON VALLEY BANK


                                    By:    /s/ Christine Ware
                                           -------------------------

                                    Name:  Christine Ware
                                           -------------------------

                                    Title: Vice President
                                           -----------------------
                                    (Signed at Santa Clara County, CA)

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of March 5, 1997. by and between Lightbridge, Inc. ("Borrower") whose address is 261 Winter Street. Waltham, MA 02154 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be
     -------------------------------------
owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Credit Agreement, dated June 18, 1996, as may be amended from time to time (the "Credit Agreement"). The Credit Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), as evidenced by an Amended and Restated Promissory Note, dated June 18, 1996 (the "Working Capital Line of Credit Note"), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00), as evidenced by a Promissory Note, dated June 18, 1996 (the "Equipment Line of Credit Note"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a
     -------------------------
Security Agreement dated April 1, 1992, as amended, and a Collateral Assignment of Trademarks dated October 5, 1994.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

     A.   Modification(s) to Credit Agreement
          -----------------------------------

          1. Section 2.1.2 entitled "Letters of Credit" is hereby incorporated into the Loan Agreement as follows:

               Letters of Credit.  Subject to the terms and conditions of this
               -----------------
               Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate face amount not to exceed (i) the lesser of the $4,000,000.00 or the Borrowing Base minus (ii) the then outstanding principal balance of the Committed Revolving Line; provided that the face amount of
                                                --------
               outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) Each such Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Maturity Date of the Working Capital Line of Credit Note provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Maturity Date if the term of the Agreement is not extended by Bank. All such Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and Letter of Credit agreement.

               Borrower shall indemnity, defend and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

               Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

               Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve (the "Letter of Credit Reserve") under the Working Capital Line of Credit for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Working Capital Line of Credit shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

          2. The first sentence of Section 2.1 entitled "Advances" is hereby amended in its entirety, to read as follows:

               Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate amount not to exceed the committed Revolving Line minus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) or the Borrowing Base minus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), whichever is less.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     ------------------
wherever necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER.  Borrower agrees that as of this date, it has no
     -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
     -------------------
existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bark to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7.   JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
     ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit. or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8.   COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
     ----------------
only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

BORROWER:                           BANK:

LIGHTBRIDGE, INC.                   SILICON VALLEY BANK, doing business as
                                    SILICON VALLEY EAST


By:    /s/ Kevin Collins            By:    /s/ Carolyn Macedo
       ----------------------              -------------------------

Name:  Kevin Collins                Name:  Carolyn Macedo
       ----------------------              -------------------------

Title: Controller                   Title: Vice President
       ----------------------              -------------------------

                                    SILICON VALLEY BANK


                                    By:    /s/ Amy Young
                                           -------------------------

                                    Name:  Amy Young
                                           -------------------------

                                    Title: AVP
                                           -----------------------
                                    (Signed at Santa Clara County, CA)

                      FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement is entered into as of June 5, 1997, by and between Lightbridge, Inc., a Delaware corporation "Borrower") with its principal place of business at 281 Winter Street, Waltham, MA 02154, and Silicon Valley Bank, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

     1.  DESCRIPTION OF EXISTING INDEBTEDNESS.  Among the indebtedness which may
         ------------------------------------
be owing by Borrower to Lender (collectively, "Indebtedness"), Borrower is indebted to Lender pursuant to, among other documents, an Amended and Restated Credit Agreement, dated as of June 18, 1996, as amended and in effect on the date hereof (as so amended, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000) (the "Committed Revolving Line"), including a sublimit for Letters of Credit of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000). Defined terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

     2.  DESCRIPTION OF COLLATERAL.  Repayment of the Indebtedness is secured by
         -------------------------
the Collateral as described in the Security Agreement and in the Trademarks Assignment.

          Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Indebtedness, shall be referred to collectively as the "Existing Loan Documents."

     3.  MODIFICATIONS TO LOAN AGREEMENT. The parties hereto agree that the Loan
         -------------------------------
Agreement shall be amended as follows:

          (a) the definition of "Current Liabilities" in Section 1.1 of the Loan Agreement is hereby amended by: (1) deleting the fourth fine of said definition in its entirety; and (ii) inserting in place thereof the following:

               "...therein, all outstanding Loans made under...."

          (b) The definition of "Loans" in Section 1.1 of the Loan Agreement is hereby amended by: (i) deleting said definition in its entirety; and (ii) inserting in place thereof the following:

               ""Loans" means, collectively, the Advances, Equipment Advances, Letters of Credit and any other extension of credit by Bank for the benefit of Borrower hereunder."

          (c) The definition of "Revolving Maturity Date" in Section 1.1 of the Loan Agreement is hereby amended by: (i) deleting the reference to "June 5, 1997" included in said definition; and (ii) inserting in place thereof "June 4, 1998."

          (d) Section 6.3 of the Loan Agreement is hereby amended by: (i) deleting the third line of the second full paragraph of said Section 6.3 in its entirety; and (ii) inserting in place thereof the following:

          " ... Exhibit B hereto, together with an aged listing of accounts
                ---------
receivable."

          (e) Section 6.8 of the Loan Agreement is hereby amended by: (i) deleting said Section 6.8 in its entirety; and (ii) inserting in place thereof the following:

               "Section 6.8 Quick Ratio.  Borrower shall maintain, as of the
                            -----------
          last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities of at least 3.00:1.0."

          (f) Section 6.9 of the Loan Agreement is hereby amended by: (i) deleting said Section 6.9 in its entirety; and (ii) inserting in place thereof the following:

               "Section 6.9 Tangible Net Worth.  Borrower shall maintain, as of
                            ------------------
          the last day of each fiscal quarter, a Tangible Net Worth of at least $25,000,000."

          (g) Section 6 of the Loan Agreement is hereby further amended by: (i) deleting Sections 6.10, 6.11, 6.12 and 6.13 in their entirety; and (ii) renumbering the remainder of Section 6 accordingly.

          (h) Section 8.2(a) of the Loan Agreement is hereby amended by: (i) deleting said Section 8.2(a) in its entirety; and (ii) inserting in place thereof the following:

               "(a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8 or 6.9 or violates any of the covenants contained in Article 7 of this Agreement, or"

          (i) Exhibits A, B and C of the Loan Agreement are hereby amended by:
              -------------------
(i) by deleting said Exhibits A, B and C in their entirety; and (ii) by
                              ----------
inserting in place thereof Exhibits A, B and C attached to this Fourth Loan
                           -------------------
Modification Agreement.

     4.  CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
         ------------------
wherever to reflect the modifications described in Section 3 of this Fourth Loan Modification Agreement.

     5.  REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
         ------------------------------
warrants to Bank as follows:

          (a) Borrower has adequate corporate power and authority to execute and deliver this Fourth Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Fourth Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or by-laws, or any other indenture, agreement or undertaking to which Borrower is a party. This Fourth Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

          (c) Upon the execution and delivery of this Fourth Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 6 hereof, no Event of Default shall exist and be continuing.

     6.   CONDITIONS PRECEDENT.
          --------------------

          (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

               (1) All of the representations and warranties made by Borrower in
          Section 5 hereof shall be true and correct;

               (2) Bank shall have received a Facility Fee equal to one-quarter of one percentage point of the Committed Revolving Line or Ten Thousand Dollars ($10,000), which fee shall be fully earned and non-refundable.

               (3) Bank shall have received an opinion of Borrower's counsel in form and substance satisfactory to Bank;

               (4) Bank shall have received, in form and substance satisfactory to Bank, a certificate(s) of the Treasurer of the Borrower as to the satisfaction of the condition specified in clauses (1), (2) and (3) of this Section 6(a);

               (5) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate.

Upon satisfaction of each of the conditions precedent set forth in this Section 6(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof

          (b) From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, Bank's obligations to make any Loans to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Loan as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Loan. From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, each request by Borrower for a Loan under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 6(b) have been met.

     7.  NO DEFENSES OF BORROWER.  Borrower agrees that it has no defenses to
         -----------------------
the payment of all Obligations, whether under the Loan Agreement, the other Loan Documents or otherwise.

     8.  CONTINUING VALIDITY.  Borrower understands and agrees that in modifying
         -------------------
the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements contained in these Modification Documents and in the Existing Loan Documents. Except as expressly modified pursuant to this Fourth Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to amend the Existing Loan Documents pursuant to this Fourth Loan Modification Agreement shall in no way obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Fourth Loan Modification Agreement shall constitute a satisfaction of Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser or guarantor will be released by virtue of this Fourth Loan Modification Agreement.

     9.  EXPENSES.  Borrower agrees to pay to Bank upon demand (a) an amount
         --------
equal to any and all out-of-pocket costs or expenses (including legal fees and disbursements) incurred or sustained by Bank in connection with the preparation of these Modification Documents and related matters, and (b) from time to time any and all out-of-pocket costs or expenses (including legal fees and disbursements) hereafter incurred or sustained by Bank in connection with the administration of credit extended by Bank to Borrower or the preservation of or enforcement of Bank's rights under any of the Loan Documents or in respect of any of Borrower's other obligations to Bank.

     10.  MISCELLANEOUS.  This Fourth Loan Modification Agreement shall be
          -------------
considered a "Loan Document" under and as defined in the Loan Agreement. This Fourth Loan Modification Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall take effect as a sealed instrument under such laws. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in The Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Fourth Loan Modification Agreement; provided,
                                                                       --------
however, that if for any reason Bank cannot avail itself of the courts of The
-------
Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. This Fourth Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Fourth Loan Modification Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties have caused this Fourth Loan Modification Agreement to be duly executed and delivered as of the 5th day of June, 1997.


                            LIGHTBRIDGE, INC.


                            By:    /s/ Pamela D.A. Reeve
                            -------------------------------------------
                            Name:  Pamela D.A. Reeve
                            -------------------------------------------
                            Title: President & Chief Executive Officer
                            -------------------------------------------


                            SILICON VALLEY BANK, doing business
                            as SILICON VALLEY EAST



                            By:     /s/ Pamela Aldsworth
                            -------------------------------------------
                            Name:   Pamela Aldsworth
                            -------------------------------------------
                            Title:  Vice President
                            -------------------------------------------

                            SILICON VALLEY BANK



                            By:     /s/ Michelle Giannini
                            -------------------------------------------
                            Name:   Michelle Giannini
                            -------------------------------------------
                            Title:  AVP
                            -------------------------------------------
                            (signed in Santa Clara County, California)

                                   EXHIBIT A
                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO:   CENTRAL CLIENT SERVICE DIVISION    DATE:

FAX#: (408)                              TIME:

FROM: -------------------------------------------------------------------------
           BORROWER'S NAME

FROM: -------------------------------------------------------------------------
           AUTHORIZED SIGNER'S NAME

-------------------------------------------------------------------------------
           AUTHORIZED SIGNATURE

PHONE: ------------------------------------------------------------------------


FROM ACCOUNT# -------------------------- TO ACCOUNT# --------------------------



===============================================================================
  REQUESTED TRANSACTION TYPE:              REQUEST DOLLAR AMOUNT
  ---------------------------              ---------------------


  PRINCIPAL INCREASE (ADVANCE)             $ ------------------------------

  PRINCIPAL PAYMENT (ONLY)                 $ ------------------------------

  INTEREST PAYMENT (ONLY)                  $ ------------------------------

  PRINCIPAL AND INTEREST PAYMENT           $ ------------------------------



  OTHER INSTRUCTIONS: _____________________________________________________

===============================================================================


 All representations and warranties of Borrower stated in the Amended and Restated Credit Agreement, dated as of June 18, 1996, between Borrower and Silicon Valley Bank, as amended and in effect as of the date hereof, are true, correct and complete in all material respects as of the date of the telephone request for an Advance/Equipment Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

===============================================================================
                                BANK USE ONLY


  TELEPHONE REQUEST:
  -----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

  ------------------------------          --------------------------------
       Authorized Requester                          Phone #

  ------------------------------          --------------------------------
        Received by (Bank)                           Phone #


                    -----------------------------------
                        Authorized Signature (Bank)


===============================================================================

                                  EXHIBIT B
                          BORROWING BASE CERTIFICATE

Borrower:            Lightbridge, Inc.

Bank:                Silicon Valley Bank

Commitment Amount:   $4,000,000.00

================================================================================

ACCOUNTS RECEIVABLE:
  1.  Accounts Receivable Book Value as of ________               $ ___________
  2.  Additions (please explain on reverse)                       $ ___________
  3.  TOTAL ACCOUNTS RECEIVABLE                                   $ ___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
  4.  Amounts over 90 days due                      $ ___________
  5.  Balance of 50% over 90 day accounts           $ ___________
  6.  Concentration Limits                          $ ___________
  7.  Foreign Accounts                              $ ___________
  8.  Governmental Accounts                         $ ___________
  9.  Contra Accounts                               $ ___________
  10. Promotion or Demo Accounts                    $ ___________
  11. Intercompany/Employee Accounts                $ ___________
  12. Other (please explain on reverse)             $ ___________
  13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                        $ ___________
  14. Eligible Accounts (#3 minus # 13)             $ ___________
  15. loan VALUE OF ACCOUNTS (80% OF #14)                         $ ___________

INVENTORY                                           $   N/A
  16. Inventory Value as of _____________             ___________
                                                                  $    N/A
  17. LOAN VALUE INVENTORY (___% OF # 16)                           ___________


BALANCES
  18. Maximum Loan Amount                           $ ___________
  19. Total Funds Available [Lesser of #18 or (#15 plus #17)]     $ ___________
  20. Present balance owing on Line of Credit                     $ ___________
  21. Outstanding under Sublimits (Letters of Credit) $ ___________
  22. RESERVE POSITION (#19 minus #20 and #21)                    $ ___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Credit Agreement, dated as of June 18, 1996, between the undersigned and Silicon Valley Bank, as amended and in effect on the date hereof.

COMMENTS:

-------------------------------

By: ---------------------------
        Authorized Signer



                                          ------------------------------------
                                                       BANK USE ONLY
                                            Received by: __________________
                                                         Authorized Signer

                                            Date: _________________________

                                            Verified: ____________________
                                                      Authorized Signer

                                            Date: _________________________

                                          ------------------------------------

                            COMPLIANCE CERTIFICATE


TO:     SILICON VALLEY BANK ("Bank")

FROM:   LIGHTBRIDGE, INC. ("Borrower")


     The undersigned authorized officer of Lightbridge, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Credit Agreement dated as of June 18, 1996 between Borrower and Bank, as amended and in effect on the date hereof (as so amended, the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.



Reporting Covenant                     Required                 Complies
--------------------------------  -------------------           --------

Monthly financial statements      Monthly within 30 days        Yes   No
Annual (CPA Audited)              FYE within 120 days           Yes   No
A/R Agings                        Monthly within 25 days        Yes   No
A/R Audit                         Annual*                       Yes   No


Financial Covenant                Required             Actual   Complies
--------------------------------  -------------------  -------  --------
Maintain on a Quarterly Basis:
  Minimum Quick Ratio             3.00:1.0             ___:1.0  Yes   No
  Minimum Tangible Net Worth      $25,000,000          $______  Yes     No


*So long as Loans are outstanding under the Amended and Restated Credit Agreement, dated as of June 18, 1996, between Borrower and Bank, as amended and in effect from time to time.

Comments Regarding Exceptions: See Attached



Sincerely,

______________________________
Signature

Title:

Date:


                                          ------------------------------------
                                                       BANK USE ONLY

                                            Received by: __________________
                                                         Authorized Signer

                                            Date: _________________________

                                            Verified: ____________________
                                                      Authorized Signer

                                            Date: _________________________

                                            Compliance Status:    Yes    No
                                          ------------------------------------

                          LOAN MODIFICATION AGREEMENT

   This Loan Modification Agreement is entered into as of October 15, 1997, by and between Lightbridge, Inc. ("Borrower") whose address is 67 South Bedford Street, Burlington, MA 01803 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
     ------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Credit Agreement, dated June 18, 1996, as may be amended from time to time (the "Credit Agreement"). The Credit Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000.00), as evidenced by an Amended and Restated Promissory Note, dated June 18, 1996 (the "Working Capital Line of Credit Note"), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00), as evidenced by a Promissory Note, dated June 18, 1996 (the "Equipment Line of Credit Note"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL:  Repayment of the Indebtedness is secured by the
     -------------------------
Collateral as described in the Security Agreement and in the Trademarks Assignment as defined in the Loan Agreement.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

   A.   Modification(s) to the Equipment Line of Credit Agreement.
        ---------------------------------------------------------

        1. The interest rate to be applied to the unpaid principal balance of the Equipment Line of Credit Note is hereby decreased, effective as of the date of this Loan Modification Agreement, to a rate per annum equal to the Prime Rate, as defined herein.

   A.  Modification(s) to Credit Agreement.
       -----------------------------------

       1.   Effective as of the date of this Loan Modification Agreement,
            Section 2.4(a) entitled "Interest Rate" is hereby amended in its entirety to read as follows:

            Except as set forth in Section 2.4(b), each Advance and each Equipment Advance shall bear interest at a rate per annum equal to the Prime Rate.

       2. Section 6.3 entitled "Financial Statements, Reports, Certificates" is hereby amended to require Borrower to provide Bank its interim consolidated balance sheet and income statement, with a Compliance Certificate, within thirty (30) days (rather than forty-five (45) days) after the end of each quarter.

       3. Section 6.8 entitled "Quick Ratio" is hereby amended in its entirety to read as follows:

            Effective as of Borrower's fiscal quarter ended September 30, 1997, Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities of at least 2.00 to 1.00.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     ------------------
wherever necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER.  Borrower agrees that, as of this date, it has no
     -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
   -------------------
existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
   ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
   ----------------
only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

   This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                           BANK:

LIGHTBRIDGE, INC.                   SILICON VALLEY BANK, doing business as
                                    SILICON VALLEY EAST


By:    /s/ William G. Brown         By:
       -----------------------             -------------------------

Name:  William G. Brown             Name:
       -----------------------             -------------------------

Title: Chief Financial Officer      Title:
       -----------------------             -------------------------

                                    SILICON VALLEY BANK


                                    By:
                                           -------------------------

                                    Name:
                                           -------------------------

                                    Title:
                                           -----------------------
                                    (Signed at Santa Clara County, CA)

                       SIXTH LOAN MODIFICATION AGREEMENT


   This Sixth Loan Modification Agreement is entered into as of June 26, 1998, by and between LIGHTBRIDGE, INC., a Delaware corporation, with its principal place of business at 67 South Bedford Street, Burlington, Massachusetts 01803 (the "Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   DESCRIPTION OF EXISTING INDEBTEDNESS.  Among other indebtedness which may
     ------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 18, 1996, evidenced by, among other documents, (i) an Amended and Restated Promissory Note dated June 18, 1996 in the original principal amount of Four Million Dollars ($4,000,000.00) (the "Working Capital Note" or "Working Capital Line"), and (ii) a Promissory Note dated June 18, 1996 in the original principal amount of Two Million Dollars ($2,000,000.00) (the "Equipment Note" or "Equipment Line") (hereinafter, individually and collectively, the "Notes"). The Notes are governed by the terms and conditions of a certain Amended and Restated Credit Agreement dated June 18, 1996 between Borrower and Bank, as amended by certain Loan Modification Agreements dated as of August 19, 1996, December 12, 1996, March 5, 1997, June 5, 1997, and October 15, 1997 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL.  Repayment of the Indebtedness is secured by the
   -------------------------
Collateral as described in the Loan Agreement, which includes certain Collateral defined in (i) a Security Agreement dated April 1, 1992 by Borrower in favor of Bank, as amended by a First Amendment to Security agreement dated October 5, 1994, and (ii) a Collateral Assignment of Trademarks dated as of October 5, 1994 (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

   A.   Modification(s) to Equipment Note.
        ---------------------------------

        1. The maximum principal amount of the Equipment Note is hereby increased from Two Million Dollars ($2,000,000.00) to Three Million Dollars ($3,000,000.00).

        2. Effective as of October 15, 1997, the interest rate applied to the unpaid principal balance of the Equipment Line is accruing at a rate per annum equal to the Prime Rate.

   B.   Modification(s) to Loan Agreement.
        ---------------------------------

        1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                  "Revolving Maturity Date" means June 5, 1998."

            and inserting in lieu thereof the following:

                  "Revolving Maturity Date" means June 4, 1999."

        2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                  "Committed Equipment Line" means Two Million Dollars ($2,000,000.00)."

            and inserting in lieu thereof the following:

                  "Committed Equipment Line" means Three Million Dollars ($3,000,000.00). Notwithstanding the foregoing, the Committed Equipment Line shall be reduced by the outstanding balance of Equipment Advances made to Borrower pursuant to Section 2.2 hereof."

        3. The Loan Agreement shall be amended by inserting after Section 2.2 thereof entitled Equipment Advances the following new section:

                  "2.2.A.  1998-2001 Equipment Advances.
                           ----------------------------

            (a) Subject to and upon the terms and conditions of this Agreement, at any time from June 26, 1998 (the "Modification Date") through the
                             -------
            date which is thirty-six (36) months from the Modification Date (the "Second Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase Equipment and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment purchased by Borrower in the ordinary course of business, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute only up Five Hundred Thousand Dollars ($500,000.00) of aggregate Equipment Advances.

            (b) Interest shall accrue from the date of each Equipment Advance at the per annum rate equal to the Prime Rate and shall be payable monthly on the Payment Date. Amounts currently amortizing under
            Section 2.2 above shall continue to be repaid as provided in Section
            2.2 above, and shall continue to be treated as advances under the Committed Equipment Line. Any Equipment Advances made pursuant to this Section 2.2.A that are outstanding on any of the following dates (the "Amortization Dates"), will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the applicable Amortization Date, and ending on the thirty-fifth month thereafter. The Amortization Dates shall be as follows: (i) the date which is six (6) months from the Modification Date; (ii) the date which is twelve (12) months from the Modification Date; (iii) the date which is eighteen (18) months from the Modification Date; (iv) the date which is twenty-four (24) months from the Modification Date; (v) the date which is thirty (30) months from the Modification Date; and
            (vi) the date which is thirty-six (36) months from the Modification Date. Equipment Advances, once repaid, may not be reborrowed.

            (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one
            (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit
            A. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

        4. The Loan Agreement shall be amended by deleting the following text appearing the second paragraph of Section 6.3 thereof entitled "Financial Statements, Reports, Certificates":

                  "Within twenty-five (25) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit B hereto, together with aged listings of
                              ---------
                  accounts receivable."

            and inserting in lieu thereof the following:

                  "Within twenty-five (25) days after the last day of each month, with respect to which either (i) Obligations are outstanding, (ii) Advances were made, or (iii) Letters of Credit were issued, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit B hereto, together with aged
                                            ---------
                  listings of accounts receivable."

        5. The Loan Agreement shall be amended by deleting in its entirety the third paragraph of Section 6.3 entitled "Financial Statements, Reports, Certificates" and inserting in lieu thereof the following:

                  "Within forty-five (45) days after the last day of each quarter, Borrower shall deliver to Bank quarterly financial statements together with a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit C
                                                                   ---------
                  hereto."

        6. The Loan Agreement shall be amended by deleting Section 7.3 thereof entitled "Mergers or Acquisitions" and inserting in lieu thereof the following:

                  "Mergers  or  Acquisitions.  Merge or consolidate, or permit
                  --------------------------
                  any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person without prior written approval by the Bank."

        7.  The Compliance Certificate appearing as Exhibit C to the Loan
                                                     ---------
            Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.
                        ---------

4.   FEE.  Borrower shall pay to Bank a modification fee equal to Three Thousand
     ----
Dollars ($3,000.00) for the Equipment Line, plus Ten Thousand Dollars ($10,000.00) for the Working Capital Line, which fee shall be due on the date hereof and which shall be deemed fully earned as of the date hereof.

5.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     -------------------
wherever necessary to reflect the changes described above.

6.   RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and
     ------------------------------
reaffirms all terms and conditions of all secured or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7.   NO DEFENSES OF BORROWER.  Borrower agrees that, as of this date, it has no
     -----------------------
defenses against the obligations to pay any amounts under the Indebtedness.

8.   CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
     -------------------
existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.

9.   JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
     ------------------
properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10.  COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
     ----------------
only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

This Loan Modification Agreement is executed as of the date first written above.

                         ("BORROWER")
                         LIGHTBRIDGE, INC.

                         By:    /s/ Joseph S. Tibbetts, Jr.
                                ---------------------------

                         Name:  Joseph S. Tibbetts, Jr.
                                ---------------------------

                         Title:  Chief Financial Officer
                                ---------------------------

                              (BANK)

                              SILICON VALLEY BANK, doing business as SILICON VALLEY EAST

                              By:______________________________________

                              Name:____________________________________

                              Title:___________________________________


                              SILICON VALLEY BANK

                              By:______________________________________

                              Name:____________________________________

                              Title:___________________________________
                              (signed in Santa Clara County, California)

                                   EXHIBIT A
                            COMPLIANCE CERTIFICATE

TO:            SILICON VALLEY BANK

FROM:          LIGHTBRIDGE,  INC.

     The undersigned authorized officer of LIGHTBRIDGE, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in compliance for the period ending ____________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                           Required                      Complies
------------------                           --------                      --------
Quarterly financial statements and CC        Quarterly within 45 days      Yes     No
Annual (CPA Audited)                         FYE within 120 days           Yes     No
BBC and A/R Agings                           Monthly within 25 days        Yes     No
                                                (when borrowing)

Financial Covenant                       Required             Actual         Complies
---------------------------------------  -----------------    --------       --------

Maintain on a Quarterly Basis:

Minimum Quick Ratio                      2.0:1.0              ___:1.0        Yes  No
Minimum Tangible Net Worth               $25,000,000          $_______       Yes  No

                                             ------------------------------
                                                       BANK USE ONLY

                                              Received By: _______________
                                              Date: ______________________
                                              Reviewed
                                              By: ________________________
                                              Compliance Status: Yes/No

                                             ------------------------------

Comment Regarding Exceptions:

Sincerely,  LIGHTBRIDGE, INC.


______________________  Date:_____________
SIGNATURE

______________________
TITLE